UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-02809
                                   811-10095

Name of Fund: BlackRock Value Opportunities Fund, Inc.
              Master Value Opportunities Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/07

Date of reporting period: 04/01/06 - 09/30/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Value Opportunities                                          BLACKROCK
Fund, Inc.

SEMI-ANNUAL REPORT | SEPTEMBER 30, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Value Opportunities Fund, Inc.

Portfolio Information of Master Value Opportunities Trust as of September 30,
2006

--------------------------------------------------------------------------------
                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Triumph Group, Inc. ..................................................    2.5%
Medicis Pharmaceutical Corp. Class A .................................    2.5
Conseco, Inc. ........................................................    2.3
First Midwest Bancorp, Inc. ..........................................    2.2
Allied Waste Industries, Inc. ........................................    2.1
Denbury Resources, Inc. ..............................................    2.0
Crescent Real Estate EQT Co. .........................................    1.9
Foot Locker, Inc. ....................................................    1.8
Smurfit-Stone Container Corp. ........................................    1.7
Webster Financial Corp. ..............................................    1.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Commercial Banks .....................................................    6.5%
Real Estate Investment Trusts (REITs) ................................    6.4
Software .............................................................    6.1
Communications Equipment .............................................    4.5
Aerospace & Defense ..................................................    4.3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Sector Weightings                                              Total Investments
--------------------------------------------------------------------------------
Financials ..........................................................    19.2%
Information Technology ..............................................    15.6
Industrials .........................................................    12.8
Consumer Discretionary ..............................................    11.1
Health Care .........................................................     9.2
Energy ..............................................................     6.5
Materials ...........................................................     2.9
Consumer Staples ....................................................     0.7
Utilities ...........................................................     0.6
Telecommunication Services ..........................................     0.1
Other* ..............................................................    21.3
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments, certain exchange-traded funds and warrants.

      For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

Proxy Results

During the six-month period ended September 30, 2006, BlackRock Value Opportunities Fund, Inc.'s shareholders voted on the following proposals. On August 15, 2006, the meeting was adjourned with respect to Proposals 1 and 3 until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                               Shares Voted           Shares Voted            Shares Voted
                                                                    For                  Against                 Abstain
--------------------------------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement
   with BlackRock Advisors, Inc.                                59,722,172              1,124,519               1,111,271
--------------------------------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement
   with BlackRock Advisors, Inc.                                59,603,249              1,182,471               1,172,241
--------------------------------------------------------------------------------------------------------------------------


2       BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

A Letter to Shareholders

Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally -- portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, most former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements, as of the October month-end reporting period, also reflect the BlackRock name. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         Vice Chairman
                                                         BlackRock, Inc.

Data, including assets under management, are as of June 30, 2006.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006        3

A Discussion With Your Fund's Portfolio Manager

      Despite a six-month period of underperformance, we believe small cap stocks should do well in the months ahead, supported by continued merger-and-acquisition activity, lower energy prices and resilience in consumer spending.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended September 30, 2006, BlackRock Value Opportunities Fund, Inc.'s (formerly Merrill Lynch Value Opportunities Fund, Inc.) Class A, Class B, Class C, Class I and Class R Shares had total returns of -4.14%, -4.50%, -4.53%, -4.06% and -4.29%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Fund returns were competitive with the -4.61% return of the benchmark Russell 2000 Index, but lagged the -3.20% average return of the Lipper Small-Cap Value Funds category for the same period. (Funds in this Lipper category seek long-term growth of capital by investing in small capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

The six-month period was challenging for small-capitalization stocks. While the Russell 2000 Index declined 4.61%, large cap stocks, as measured by the Standard & Poor's 500 Index, advanced 4.14%. Market gyrations throughout the period resulted in strong gains in the earlier part of 2006, but took a negative spin mid-year that culminated in a major correction spanning all capitalization ranges, investment styles and domestic as well as international markets. The correction can be attributed to several factors but, for the most part, investor concerns that the Federal Reserve Board (the Fed) may have tightened monetary policy too aggressively took a toll on stock prices. By period-end, the price of crude oil had dropped from an earlier high of $78 per barrel to the $60-per-barrel range. This, together with softness in the housing market, enabled the Fed to stop raising interest rates without fear of igniting inflation.

Given more pronounced sensitivity to changes in the economy, small cap stocks were highly volatile during the period. High-beta small caps were the worst performers in the period, while more defensive sectors, such as consumer staples, posted modestly positive returns. The energy sector, in particular, was a leading performer through June 30, 2006, but then weakened dramatically in the quarter ended September 30. The sharpest declines occurred in natural gas prices, where the price per British thermal unit declined nearly 30% in the September quarter. An uneventful hurricane season, signs of a weakening U.S. economy and the liquidation by hedge fund Amaranth Advisors LLC of large energy positions gone awry, all contributed to sharp declines in energy commodity prices.

What factors most influenced Fund performance?

The portfolio was positioned more defensively than the Russell 2000 Index, a factor that contributed to performance given the turbulent market backdrop. We also saw a slight benefit from sector positioning, although the most positive factor behind performance in the period stemmed from favorable stock selection in the information technology sector. The portfolio's best performers were technology names Anixter International Inc., a distributor of networking products, and Convergys Corp., a provider of billing services and customer care. We significantly reduced both investments following their strong performance. J.M. Smucker Co., a more defensive consumer staples stock, also was among our top performers in the period. Smucker is a worldwide food products company that performed well after first quarter earnings came in ahead of analysts' expectations; we locked in profits and exited the position.

Valassis Communications, Inc., a provider of marketing products and services, was the Fund's worst-performing stock, suffering amid a troubled merger agreement with direct marketer ADVO. Angiotech Pharmaceuticals, Inc., a provider of coatings for medical stents, was another notable detractor. Recent headlines about possible medical complications associated with stents caused stent manufacturers to trade lower. Suppliers of stent-related products also suffered. Such issues are difficult, if not impossible, to anticipate, but Angiotech has other promising products that support our continued investment in the company.

From a sector perspective, the influence of energy stocks is noteworthy. Although energy stocks were not a major source of underperformance, the sector has boosted portfolio results over the past few years. We did not benefit from the energy tailwind during this six-month period. Additionally, our stock selection in the financial services sector provided disappointing results, detracting from the Fund's performance relative to the Russell 2000 Index.


4       BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

What changes were made to the portfolio during the period?

Given our slightly defensive posture, we used market weakness as an opportunity to become more aggressive in our positioning. Within the Russell 2000 Index, the information technology sector declined about 10% during the six-month period. We took advantage of lower share prices and increased our technology exposure, moving from a slightly underweight position to a market weighting. We purchased shares of McAfee Inc., a provider of anti-virus software, at what we believe to be very attractive levels. We previously had invested in shares of McAfee and, although the company has faced some hardships, we believe the challenges are more than reflected in the stock price. Also in the technology sector, we initiated a position in webMethods Inc., a developer of business integration software. Shares of webMethods served as a replacement for our prior investment in FileNet Corp., a document management software provider that was acquired by International Business Machines Corp. Other technology sector changes included the elimination of our investment in CommScope, Inc., a provider of cable and wiring products.

In the industrials sector, we dramatically reduced exposure to truckload carriers based on our concern that freight volumes were starting to slow. The trucking industry is highly sensitive to changes in the overall economy, and we were seeing signs of a slowdown emerge. Accordingly, we trimmed our holdings in Swift Transportation Co., Inc. and U.S. Xpress Enterprises, Inc., and we liquidated our position in J.B. Hunt Transport Services, Inc.

On balance, most portfolio changes during the period were stock-specific rather than driven by particular investment themes. One notable addition was OGE Energy Corp., a utility stock with a reasonable valuation and attractive dividend yield. We consider OGE Energy to be a company with solid management and a favorable rate base; as such, it has become the Fund's largest investment in the utility sector. Other deletions from the list of portfolio holdings resulted from continued brisk merger-and-acquisition activity. FileNet Corp., MatrixOne, Inc., CarrAmerica Realty Corp. and Net IQ Corp. are all examples of investment positions that were eliminated as a direct result of take-over announcements.

How would you characterize the portfolio's position at the close of the period?

At September 30, 2006, the portfolio was most overweight relative to the Russell 2000 Index in energy (8% versus 5%) and industrials (15% versus 14%). The portfolio's largest absolute exposure was in financial services, at about 23% of net assets, followed by information technology at nearly 19%.

Although we remain optimistic about the prospects for small cap stocks, we acknowledge that the market is approaching a delicate juncture. The Fed has hiked interest rates 17 times since June 2004, and the U.S. economy is showing early signs of slowing, with evidence most apparent in recent commentary out of the industrials and basic materials sectors. The critical question centers on how abruptly the economy will slow. The Fed interrupted its monetary tightening campaign at its August 8 meeting and remained at a pause following the September meeting, allowing time to see how the economy responds to its two-year tightening campaign. We believe the economy will experience a soft landing, and have positioned the portfolio accordingly. Merger-and-acquisition activity is expected to continue at a robust pace, and small cap stocks should continue to perform well in such an environment.

R. Elise Baum, CFA
Vice President and Portfolio Manager

October 12, 2006

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares remain the same.
--------------------------------------------------------------------------------


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006        5

Performance Data

About Fund Performance

The Fund has multiple classes of shares:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares are not subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchange of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                   6-Month          12-Month          10-Year
As of September 30, 2006        Total Return      Total Return      Total Return
================================================================================
Class A Shares*                     -4.14%            +7.79%          +254.76%
--------------------------------------------------------------------------------
Class B Shares*                     -4.50             +6.96           +233.44
--------------------------------------------------------------------------------
Class C Shares*                     -4.53             +6.97           +227.98
--------------------------------------------------------------------------------
Class I Shares*                     -4.06             +8.01           +263.61
--------------------------------------------------------------------------------
Class R Shares*                     -4.29             +7.46           +245.19
--------------------------------------------------------------------------------
Russell 2000(R) Index**             -4.61             +9.92           +138.05
--------------------------------------------------------------------------------
* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** An unmanaged broad-based Index comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.

      Russell 2000 is a registered trademark of the Frank Russell Company.


6       BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C, Class I and Class R Shares compared to growth of an investment in the Russell 2000 Index. Values are from September 1996 to September 2006.

                                                                                                                        Russell 2000
        Class A Shares*+       Class B Shares*+        Class C Shares*+       Class I Shares*+       Class R Shares*+        Index++
9/96             $ 9,475                $10,000                 $10,000                $10,000                $10,000        $10,000
9/97             $13,903                $14,557                 $14,559                $14,708                $14,636        $13,319
9/98             $10,072                $10,465                 $10,461                $10,681                $10,575        $10,786
9/99             $12,926                $13,324                 $13,320                $13,740                $13,536        $12,843
9/00             $18,618                $19,041                 $19,039                $19,846                $19,455        $15,847
9/01             $18,255                $18,530                 $18,523                $19,507                $19,028        $12,486
9/02             $16,723                $16,838                 $16,839                $17,908                $17,381        $11,325
9/03             $22,165                $22,147                 $22,135                $23,800                $22,940        $15,458
9/04             $26,249                $26,039                 $26,018                $28,261                $27,096        $18,360
9/05             $31,183                $30,933                 $30,660                $33,664                $32,123        $21,656
9/06             $33,613                $33,344                 $32,798                $36,361                $34,519        $23,805

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests all of its assets in Master Value Opportunities Trust. The Trust invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies which the Trust's management believes have special investment value, and emerging growth companies regardless of size.
++ This unmanaged Index is comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.

      Past performance is not indicative of future results.

Average Annual Total Return

                                             Return Without     Return With
                                              Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/06                          + 7.79%           + 2.14%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                        +12.99            +11.77
--------------------------------------------------------------------------------
Ten Years Ended 9/30/06                         +13.50            +12.89
--------------------------------------------------------------------------------

                                                Return            Return
                                             Without CDSC       With CDSC++
================================================================================
Class B Shares+
================================================================================
One Year Ended 9/30/06                          + 6.96%           + 3.46%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                        +12.12            +11.87
--------------------------------------------------------------------------------
Ten Years Ended 9/30/06                         +12.80            +12.80
--------------------------------------------------------------------------------

                                                Return            Return
                                             Without CDSC       With CDSC++
================================================================================
Class C Shares***
================================================================================
One Year Ended 9/30/06                          + 6.97%           + 6.10%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                        +12.11            +12.11
--------------------------------------------------------------------------------
Ten Years Ended 9/30/06                         +12.61            +12.61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares                                                    Return
================================================================================
One Year Ended 9/30/06                                            + 8.01%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                                          +13.26
--------------------------------------------------------------------------------
Ten Years Ended 9/30/06                                           +13.78
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R Shares                                                    Return
================================================================================
One Year Ended 9/30/06                                            + 7.46%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                                          +12.65
--------------------------------------------------------------------------------
Ten Years Ended 9/30/06                                           +13.19
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.
*** Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++    Assuming payment of applicable contingent deferred sales charge.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006        7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2006 and held through September 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                            Expenses Paid
                                                              Beginning                  Ending          During the Period*
                                                            Account Value             Account Value       April 1, 2006 to
                                                            April 1, 2006          September 30, 2006    September 30, 2006
===========================================================================================================================
Actual
===========================================================================================================================
Class A                                                         $1,000                  $  958.60               $ 6.01
---------------------------------------------------------------------------------------------------------------------------
Class B                                                         $1,000                  $  955.00               $ 9.75
---------------------------------------------------------------------------------------------------------------------------
Class C                                                         $1,000                  $  954.70               $ 9.80
---------------------------------------------------------------------------------------------------------------------------
Class I                                                         $1,000                  $  959.40               $ 4.79
---------------------------------------------------------------------------------------------------------------------------
Class R                                                         $1,000                  $  957.10               $ 7.22
===========================================================================================================================
Hypothetical (5% annual return before expenses)**
===========================================================================================================================
Class A                                                         $1,000                  $1,018.77               $ 6.19
---------------------------------------------------------------------------------------------------------------------------
Class B                                                         $1,000                  $1,014.93               $10.05
---------------------------------------------------------------------------------------------------------------------------
Class C                                                         $1,000                  $1,014.88               $10.10
---------------------------------------------------------------------------------------------------------------------------
Class I                                                         $1,000                  $1,020.01               $ 4.94
---------------------------------------------------------------------------------------------------------------------------
Class R                                                         $1,000                  $1,017.52               $ 7.44
---------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.23% for Class A, 2.00% for Class B, 2.01% for Class C, .98% for Class I and 1.48% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master trust in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

Statement of Assets and Liabilities     BlackRock Value Opportunities Fund, Inc.

As of September 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investment in Master Value Opportunities Trust (the "Trust"), at value
             (identified cost--$2,517,933,949) .............................................                        $ 2,727,008,944
            Prepaid registration fees ......................................................                                 44,092
                                                                                                                    ---------------
            Total assets ...................................................................                          2,727,053,036
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Payables:
               Distributor .................................................................    $     1,098,729
               Other affiliates ............................................................          1,037,012
               Administrative fees .........................................................            523,781           2,659,522
                                                                                                ---------------
            Accrued expenses ...............................................................                                146,124
                                                                                                                    ---------------
            Total liabilities ..............................................................                              2,805,646
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .....................................................................                        $ 2,724,247,390
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of+
-----------------------------------------------------------------------------------------------------------------------------------
            Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ..                        $     2,924,449
            Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ..                              2,881,914
            Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ..                              2,555,177
            Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ..                              3,154,637
            Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ..                                211,478
            Paid-in capital in excess of par ...............................................                          2,360,340,933
            Accumulated investment loss--net ...............................................    $    (5,124,746)
            Undistributed realized capital gains allocated from the Trust--net .............        148,228,553
            Unrealized appreciation allocated from the Trust--net ..........................        209,074,995
                                                                                                ---------------
            Total accumulated earnings--net ................................................                            352,178,802
                                                                                                                    ---------------
            Net Assets .....................................................................                        $ 2,724,247,390
                                                                                                                    ===============
===================================================================================================================================
Net Asset Value+
-----------------------------------------------------------------------------------------------------------------------------------
            Class A--Based on net assets of $719,276,459 and 29,244,492 shares outstanding .                        $         24.60
                                                                                                                    ===============
            Class B--Based on net assets of $631,877,930 and 28,819,144 shares outstanding .                        $         21.93
                                                                                                                    ===============
            Class C--Based on net assets of $541,604,995 and 25,551,773 shares outstanding .                        $         21.20
                                                                                                                    ===============
            Class I--Based on net assets of $785,269,721 and 31,546,374 shares outstanding .                        $         24.89
                                                                                                                    ===============
            Class R--Based on net assets of $46,218,285 and 2,114,778 shares outstanding ...                        $         21.85
                                                                                                                    ===============

+ Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.

      See Notes to Financial Statements.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006        9

Statement of Operations                 BlackRock Value Opportunities Fund, Inc.

For the Six Months Ended September 30, 2006
===================================================================================================================================
Investment Income--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Net investment income allocated from the Trust:
               Dividends ...................................................................                        $    14,892,827
               Securities lending--net .....................................................                                673,655
               Interest from affiliates ....................................................                                608,700
               Expenses ....................................................................                             (7,185,375)
                                                                                                                    ---------------
            Total income ...................................................................                              8,989,807
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Administration fees ............................................................    $     3,548,313
            Account maintenance and distribution fees--Class B+ ............................          3,423,353
            Account maintenance and distribution fees--Class C+ ............................          2,759,246
            Account maintenance fees--Class A+ .............................................            906,681
            Transfer agent fees--Class I+ ..................................................            897,018
            Transfer agent fees--Class B+ ..................................................            790,805
            Transfer agent fees--Class A+ ..................................................            779,762
            Transfer agent fees--Class C+ ..................................................            675,677
            Account maintenance and distribution fees--Class R .............................            106,338
            Printing and shareholder reports ...............................................             76,685
            Registration fees ..............................................................             49,815
            Transfer agent fees--Class R ...................................................             45,719
            Professional fees ..............................................................             27,352
            Directors' fees and expenses ...................................................             15,610
            Other ..........................................................................             12,179
                                                                                                ---------------
            Total expenses .................................................................                             14,114,553
                                                                                                                    ---------------
            Investment loss--net ...........................................................                             (5,124,746)
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Trust--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
             Investments--net ..............................................................        158,376,090
             Foreign currency transactions--net ............................................               (194)        158,375,896
                                                                                                ---------------
            Change in unrealized appreciation--net .........................................                           (285,810,222)
                                                                                                                    ---------------
            Total realized and unrealized loss--net ........................................                           (127,434,326)
                                                                                                                    ---------------
            Net Decrease in Net Assets Resulting from Operations ...........................                        $  (132,559,072)
                                                                                                                    ===============

+ Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.

      See Notes to Financial Statements.


10      BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

Statements of Changes in Net Assets     BlackRock Value Opportunities Fund, Inc.

                                                                                                  For the Six           For the
                                                                                                  Months Ended         Year Ended
                                                                                                  September 30,         March 31,
Increase (Decrease) in Net Assets:                                                                    2006                2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment loss--net ...........................................................    $    (5,124,746)    $   (11,942,974)
            Realized gain--net .............................................................        158,375,896         562,837,108
            Change in unrealized appreciation--net .........................................       (285,810,222)        130,184,338
                                                                                                -----------------------------------
            Net increase in net assets resulting from operations ...........................       (132,559,072)        681,078,472
                                                                                                -----------------------------------
===================================================================================================================================
Distributions to Shareholders+
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain--net:
               Class A .....................................................................        (60,975,282)        (99,431,727)
               Class B .....................................................................        (61,007,514)       (116,197,410)
               Class C .....................................................................        (51,875,586)        (82,656,784)
               Class I .....................................................................        (69,641,434)       (151,044,604)
               Class R .....................................................................         (4,066,041)         (4,363,485)
                                                                                                -----------------------------------
            Net decrease in net assets resulting from distributions to shareholders ........       (247,565,857)       (453,694,010)
                                                                                                -----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets derived from capital share transactions ..         45,460,660        (170,503,936)
                                                                                                -----------------------------------
===================================================================================================================================
Redemption Fees
-----------------------------------------------------------------------------------------------------------------------------------
            Redemption fees ................................................................              3,571               2,767
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ........................................       (334,660,698)         56,883,293
            Beginning of period ............................................................      3,058,908,088       3,002,024,795
                                                                                                -----------------------------------
            End of period* .................................................................    $ 2,724,247,390     $ 3,058,908,088
                                                                                                ===================================
               * Accumulated investment loss--net ..........................................    $    (5,124,746)                 --
                                                                                                ===================================

+ Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.

      Notes to Financial Statements.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006       11

Financial Highlights                    BlackRock Value Opportunities Fund, Inc.

                                                                                    Class A@@
                                            ----------------------------------------------------------------------------------------
                                            For the Six
The following per share data and ratios     Months Ended                          For the Year Ended March 31,
have been derived from information           Sept. 30,       -----------------------------------------------------------------------
provided in the financial statements.          2006             2006           2005            2004          2003          2002
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period ...  $    28.15       $   26.01      $    26.96      $    17.15    $    24.45    $    19.73
                                            ----------------------------------------------------------------------------------------
  Investment loss--net*** ................        (.01)           (.04)           (.10)           (.08)         (.09)         (.07)
  Realized and unrealized gain (loss)--net       (1.27)****       6.31****         .97****        9.89         (6.73)         6.08
                                            ----------------------------------------------------------------------------------------
  Total from investment operations .......       (1.28)           6.27             .87            9.81         (6.82)         6.01
                                            ----------------------------------------------------------------------------------------
  Less distributions from realized gain ..       (2.27)          (4.13)          (1.82)             --          (.48)        (1.29)
                                            ----------------------------------------------------------------------------------------
  Net asset value, end of period .........  $    24.60       $   28.15      $    26.01      $    26.96    $    17.15    $    24.45
                                            ========================================================================================
====================================================================================================================================
Total Investment Return*
------------------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per share .....       (4.14%)@        25.76%           3.77%          57.20%       (28.09%)       31.17%
                                            ========================================================================================
====================================================================================================================================
Ratios to Average Net Assets**
------------------------------------------------------------------------------------------------------------------------------------
  Expenses ...............................        1.23%+          1.27%           1.25%           1.27%         1.33%         1.25%
                                            ========================================================================================
  Investment loss--net ...................        (.09%)+         (.14%)          (.39%)          (.34%)        (.48%)        (.30%)
                                            ========================================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)  $  719,276       $ 760,307      $  643,904      $  620,193    $  347,736    $  467,733
                                            ========================================================================================
  Portfolio turnover of the Trust ........       35.81%          77.26%          74.31%          80.35%        68.27%        54.14%
                                            ========================================================================================

*     Total investment returns exclude the effects of sales charges.
** Includes the Fund's share of the Trust's allocated expenses and/or investment loss--net.
***   Based on average shares outstanding.
****  Includes redemption fees, which are less than $.01 per share.
+     Annualized.
@     Aggregate total investment return.
@@    Effective October 2, 2006, Class A Shares were redesignated Investor A
      Shares.

      See Notes to Financial Statements.


12      BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

Financial Highlights (continued)        BlackRock Value Opportunities Fund, Inc.

                                                                                    Class B@@
                                            ----------------------------------------------------------------------------------------
                                            For the Six
The following per share data and ratios     Months Ended                          For the Year Ended March 31,
have been derived from information           Sept. 30,       -----------------------------------------------------------------------
provided in the financial statements.          2006             2006           2005            2004          2003          2002
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period ...  $    25.36       $   23.66      $    24.69      $    15.82    $    22.74    $    18.44
                                            ----------------------------------------------------------------------------------------
  Investment loss--net*** ................        (.10)           (.22)           (.27)           (.24)         (.23)         (.22)
  Realized and unrealized gain (loss)--net       (1.15)****       5.72****         .88****        9.11         (6.25)         5.67
                                            ----------------------------------------------------------------------------------------
  Total from investment operations .......       (1.25)           5.50             .61            8.87         (6.48)         5.45
                                            ----------------------------------------------------------------------------------------
  Less distributions from realized gain ..       (2.18)          (3.80)          (1.64)             --          (.44)        (1.15)
                                            ----------------------------------------------------------------------------------------
  Net asset value, end of period .........  $    21.93       $   25.36      $    23.66      $    24.69    $    15.82    $    22.74
                                            ========================================================================================
====================================================================================================================================
Total Investment Return*
------------------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per share .....       (4.50%)@        24.82%           2.96%          56.07%       (28.70%)       30.22%
                                            ========================================================================================
====================================================================================================================================
Ratios to Average Net Assets**
------------------------------------------------------------------------------------------------------------------------------------
  Expenses ...............................        2.00%+          2.03%           2.02%           2.04%         2.10%         2.01%
                                            ========================================================================================
  Investment loss--net ...................        (.86%)+         (.91%)         (1.17%)         (1.11%)       (1.26%)       (1.04%)
                                            ========================================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)  $  631,878       $ 762,340      $  809,643      $  951,562    $  640,017    $1,003,961
                                            ========================================================================================
  Portfolio turnover of the Trust ........       35.81%          77.26%          74.31%          80.35%        68.27%        54.14%
                                            ========================================================================================

*     Total investment returns exclude the effects of sales charges.
** Includes the Fund's share of the Trust's allocated expenses and/or investment loss--net.
***   Based on average shares outstanding.
****  Includes redemption fees, which are less than $.01 per share.
+     Annualized.
@     Aggregate total investment return.
@@    Effective October 2, 2006, Class B Shares were redesignated Investor B
      Shares.

      See Notes to Financial Statements.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006       13

Financial Highlights (continued)        BlackRock Value Opportunities Fund, Inc.

                                                                                    Class C@@
                                            ----------------------------------------------------------------------------------------
                                            For the Six
The following per share data and ratios     Months Ended                          For the Year Ended March 31,
have been derived from information           Sept. 30,       -----------------------------------------------------------------------
provided in the financial statements.          2006             2006           2005            2004          2003          2002
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period ...  $    24.62       $   23.10      $    24.18      $    15.50    $    22.30    $    18.13
                                            ----------------------------------------------------------------------------------------
  Investment loss--net*** ................        (.10)           (.22)           (.27)           (.23)         (.23)         (.23)
  Realized and unrealized gain (loss)--net       (1.12)****       5.57****         .86****        8.91         (6.13)         5.58
                                            ----------------------------------------------------------------------------------------
  Total from investment operations .......       (1.22)           5.35             .59            8.68         (6.36)         5.35
                                            ----------------------------------------------------------------------------------------
  Less distributions from realized gain ..       (2.20)          (3.83)          (1.67)             --          (.44)        (1.18)
                                            ----------------------------------------------------------------------------------------
  Net asset value, end of period .........  $    21.20       $   24.62      $    23.10      $    24.18    $    15.50    $    22.30
                                            ========================================================================================
====================================================================================================================================
Total Investment Return*
------------------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per share .....       (4.53%)@        24.82%           2.95%          56.00%       (28.69%)       30.23%
                                            ========================================================================================
====================================================================================================================================
Ratios to Average Net Assets**
------------------------------------------------------------------------------------------------------------------------------------
  Expenses ...............................        2.01%+          2.05%           2.03%           2.05%         2.12%         2.02%
                                            ========================================================================================
  Investment loss--net ...................        (.87%)+         (.92%)         (1.18%)         (1.13%)       (1.27%)       (1.11%)
                                            ========================================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)  $  541,605       $ 580,318      $  524,132      $  539,393    $  334,720    $  504,537
                                            ========================================================================================
  Portfolio turnover of the Trust ........       35.81%          77.26%          74.31%          80.35%        68.27%        54.14%
                                            ========================================================================================

*     Total investment returns exclude the effects of sales charges.
** Includes the Fund's share of the Trust's allocated expenses and/or investment loss--net.
***   Based on average shares outstanding.
****  Includes redemption fees, which are less than $.01 per share.
+     Annualized.
@     Aggregate total investment return.
@@    Effective October 2, 2006, Class C Shares were redesignated Investor C
      Shares.

      See Notes to Financial Statements.


14      BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

Financial Highlights (continued)        BlackRock Value Opportunities Fund, Inc.

                                                                                    Class I@@
                                            ----------------------------------------------------------------------------------------
                                            For the Six
The following per share data and ratios     Months Ended                          For the Year Ended March 31,
have been derived from information           Sept. 30,       -----------------------------------------------------------------------
provided in the financial statements.          2006             2006           2005            2004          2003          2002
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period ...  $    28.46       $   26.28      $    27.22      $    17.27    $    24.58    $    19.81
                                            ----------------------------------------------------------------------------------------
  Investment loss--net*** ................         .02             .03            (.04)           (.02)         (.05)         (.01)
  Realized and unrealized gain (loss)--net       (1.29)****       6.39****         .97****        9.97         (6.77)         5.84
                                            ----------------------------------------------------------------------------------------
  Total from investment operations .......       (1.27)           6.42             .93            9.95         (6.82)         5.83
                                            ----------------------------------------------------------------------------------------
  Less distributions from realized gain ..       (2.30)          (4.24)          (1.87)             --          (.49)        (1.06)
                                            ----------------------------------------------------------------------------------------
  Net asset value, end of period .........  $    24.89       $   28.46      $    26.28      $    27.22    $    17.27    $    24.58
                                            ========================================================================================
====================================================================================================================================
Total Investment Return*
------------------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per share .....       (4.06%)@        26.13%           3.99%          57.61%       (27.93%)       31.56%
                                            ========================================================================================
====================================================================================================================================
Ratios to Average Net Assets**
------------------------------------------------------------------------------------------------------------------------------------
  Expenses ...............................         .98%+          1.02%           1.00%           1.02%         1.07%          .99%
                                            ========================================================================================
  Investment income (loss)--net ..........         .15%+           .11%           (.15%)          (.09%)        (.24%)        (.03%)
                                            ========================================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)  $  785,270       $ 916,562      $1,005,642      $1,072,299    $  607,484    $1,259,688
                                            ========================================================================================
  Portfolio turnover of the Trust ........       35.81%          77.26%          74.31%          80.35%        68.27%        54.14%
                                            ========================================================================================

*     Total investment returns exclude the effects of sales charges.
** Includes the Fund's share of the Trust's allocated expenses and/or investment income (loss)--net.
***   Based on average shares outstanding.
****  Includes redemption fees, which are less than $.01 per share.
+     Annualized.
@     Aggregate total investment return.
@@ Effective October 2, 2006, Class I Shares were redesignated Institutional Shares.

      See Notes to Financial Statements.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006       15

Financial Highlights (concluded)        BlackRock Value Opportunities Fund, Inc.

                                                                                         Class R
                                                      ------------------------------------------------------------------------------
                                                        For the                                                      For the Period
                                                      Six Months                    For the Year Ended                February 4,
The following per share data and ratios                 Ended                            March 31,                        2003+
have been derived from information                     Sept. 30,       --------------------------------------------   to March 31,
provided in the financial statements.                    2006             2006             2005             2004          2003
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period .............  $    25.31       $    23.80       $    24.93       $    15.87    $    16.12
                                                      ------------------------------------------------------------------------------
  Investment loss--net*** ..........................        (.04)            (.09)            (.15)            (.12)           --@@@
  Realized and unrealized gain (loss)--net .........       (1.16)****        5.73****          .88****         9.18          (.25)
                                                      ------------------------------------------------------------------------------
  Total from investment operations .................       (1.20)            5.64              .73             9.06          (.25)
                                                      ------------------------------------------------------------------------------
  Less distributions from realized gain--net .......       (2.26)           (4.13)           (1.86)              --            --
                                                      ------------------------------------------------------------------------------
  Net asset value, end of period ...................  $    21.85       $    25.31       $    23.80       $    24.93    $    15.87
                                                      ==============================================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per share ...............       (4.29%)@         25.43%            3.53%           57.09%        (1.55%)@
                                                      ==============================================================================
====================================================================================================================================
Ratios to Average Net Assets++
------------------------------------------------------------------------------------------------------------------------------------
  Expenses .........................................        1.48%*           1.51%            1.50%            1.52%         1.66%*
                                                      ==============================================================================
  Investment loss--net .............................        (.33%)*          (.39%)           (.61%)           (.59%)        (.65%)*
                                                      ==============================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands) .........  $   46,218       $   39,382       $   18,703       $    3,160            --@@
                                                      ==============================================================================
  Portfolio turnover of the Trust ..................       35.81%           77.26%           74.31%           80.35%        68.27%
                                                      ==============================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
****  Includes redemption fees, which are less than $.01 per share.
+     Commencement of operations.
++ Includes the Fund's share of the Trust's allocated expenses and/or investment loss--net.
@     Aggregate total investment return.
@@    Amount is less than $1,000.
@@@   Amount is less than $(.01) per share.

      See Notes to Financial Statements.


16      BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

Notes to Financial Statements           BlackRock Value Opportunities Fund, Inc.

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Value Opportunities Fund, Inc. was renamed BlackRock Value Opportunities Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities Trust (the "Trust") which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at September 30, 2006 was 100%. The Fund offers multiple classes of shares. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Effective October 2, 2006, Class A, Class B, Class C, and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares were not redesignated. Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Investment transactions -- Investment transactions in the Trust are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006       17

                                        BlackRock Value Opportunities Fund, Inc.

The Fund has entered into an Investment Advisory Agreement with FAM, whereby the Fund may pay a monthly management fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the average daily net assets of the Fund for the first $1 billion; .475% of the daily net assets from $1 billion to $1.5 billion and .45% of the average daily net assets above $1.5 billion. However, the Investment Adviser has entered into a contractual agreement with the Fund pursuant to which the management fee will not be charged to the Fund so long as the Fund remains invested in the Trust. As a result, the management fee has not been accrued and will not be payable by the Fund for the period covered by this report.

The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

--------------------------------------------------------------------------------
                                              Account              Distribution
                                           Maintenance Fee              Fee
--------------------------------------------------------------------------------
Class A .................................       .25%                    --
Class B .................................       .25%                   .75%
Class C .................................       .25%                   .75%
Class R .................................       .25%                   .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended September 30, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                         FAMD            MLPF&S
--------------------------------------------------------------------------------
Class A ..............................................  $7,870          $102,092
Class I ..............................................  $   36          $     36
--------------------------------------------------------------------------------

For the six months ended September 30, 2006, MLPF&S received contingent deferred sales charges of $186,449 and $12,225 relating to transactions in Class B and Class C Shares, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $348 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

On August 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement for the Trust with BlackRock Advisors Inc., (the "Manager") a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager will provide administrative services and the administrative fee is unchanged. Effective September 29, 2006, the Fund's Investment Advisory Agreement was terminated.

In connection with the closing, the Trust's Transfer Agent became PFPC, Inc., an affiliate of the Manager. In addition BlackRock Distributors, Inc., an affiliate of BlackRock, Inc., became an additional distributor.

Prior to closing, certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $45,460,660 and ($170,503,936) for the six months ended September 30, 2006 and March 31, 2006, respectively.

Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares were not redesignated.


18      BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

Notes to Financial Statements (concluded)
                                        BlackRock Value Opportunities Fund, Inc.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended September 30, 2006                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................        2,662,135     $  68,978,416
Automatic conversion of shares .............        1,091,589        28,689,988
Shares issued to shareholders in
  reinvestment of distributions ............        2,471,936        57,892,744
                                                -------------------------------
Total issued ...............................        6,225,660       155,561,148
Shares redeemed ............................       (3,988,114)     (103,498,501)
                                                -------------------------------
Net increase ...............................        2,237,546     $  52,062,647
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 2006                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................        4,970,290     $ 133,530,402
Automatic conversion of shares .............        2,435,396        65,585,278
Shares issued to shareholders in
  reinvestment of distributions ............        3,576,373        94,401,097
                                                -------------------------------
Total issued ...............................       10,982,059       293,516,777
Shares redeemed ............................       (8,733,796)     (233,245,026)
                                                -------------------------------
Net increase ...............................        2,248,263     $  60,271,751
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended September 30, 2006                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................        2,057,563     $  48,348,168
Shares issued to shareholders in
  reinvestment of distributions ............        2,777,314        58,073,638
                                                -------------------------------
Total issued ...............................        4,834,877       106,421,806
                                                -------------------------------
Automatic conversion of shares .............       (1,216,490)      (28,689,988)
Shares redeemed ............................       (4,855,652)     (112,610,697)
                                                -------------------------------
Total redeemed .............................       (6,072,142)     (141,300,685)
                                                -------------------------------
Net decrease ...............................       (1,237,265)    $ (34,878,879)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 2006                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................        4,630,190     $ 112,055,715
Shares issued to shareholders in
  reinvestment of distributions ............        4,593,369       109,836,852
                                                -------------------------------
Total issued ...............................        9,223,559       221,892,567
                                                -------------------------------
Automatic conversion of shares .............       (2,686,557)      (65,585,278)
Shares redeemed ............................      (10,695,576)     (258,951,920)
                                                -------------------------------
Total redeemed .............................      (13,382,133)     (324,537,198)
                                                -------------------------------
Net decrease ...............................       (4,158,574)    $(102,644,631)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended September 30, 2006                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................        2,382,176     $  54,161,212
Shares issued to shareholders in
  reinvestment of distributions ............        2,386,299        48,250,965
                                                -------------------------------
Total issued ...............................        4,768,475       102,412,177
Shares redeemed ............................       (2,789,735)      (62,492,454)
                                                -------------------------------
Net increase ...............................        1,978,740     $  39,919,723
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 2006                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................        4,186,981     $  98,758,950
Shares issued to shareholders in
  reinvestment of distributions ............        3,271,117        75,944,387
                                                -------------------------------
Total issued ...............................        7,458,098       174,703,337
Shares redeemed ............................       (6,574,936)     (154,735,660)
                                                -------------------------------
Net increase ...............................          883,162     $  19,967,677
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended September 30, 2006                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................        2,594,225     $  68,890,099
Shares issued to shareholders in
  reinvestment of distributions ............        2,787,551        66,037,085
                                                -------------------------------
Total issued ...............................        5,381,776       134,927,184
Shares redeemed ............................       (6,042,467)     (159,243,942)
                                                -------------------------------
Net decrease ...............................         (660,691)    $ (24,316,758)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended March 31, 2006                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................        6,890,063     $ 186,278,745
Shares issued to shareholders in
  reinvestment of distributions ............        5,357,055       142,948,755
                                                -------------------------------
Total issued ...............................       12,247,118       329,227,500
Shares redeemed ............................      (18,299,747)     (496,011,156)
                                                -------------------------------
Net decrease ...............................       (6,052,629)    $(166,783,656)
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Six Months                                     Dollar
Ended September 30, 2006                            Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................          613,894     $  14,384,982
Shares issued to shareholders in
  reinvestment of distributions ............          194,990         4,059,690
                                                -------------------------------
Total issued ...............................          808,884        18,444,672
Shares redeemed ............................         (249,938)       (5,770,745)
                                                -------------------------------
Net increase ...............................          558,946     $  12,673,927
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended March 31, 2006                                Shares            Amount
-------------------------------------------------------------------------------
Shares sold ................................          957,085     $  23,258,712
Shares issued to shareholders in
  reinvestment of distributions ............          182,392         4,341,509
                                                -------------------------------
Total issued ...............................        1,139,477        27,600,221
Shares redeemed ............................         (369,623)       (8,915,298)
                                                -------------------------------
Net increase ...............................          769,854     $  18,684,923
                                                ===============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006       19

Schedule of Investments                         Master Value Opportunities Trust

        Shares
          Held    Common Stocks                                       Value
===============================================================================
Aerospace & Defense--4.3%
       159,700    BE Aerospace, Inc. (e)                         $    3,368,073
       413,400    Curtiss-Wright Corp.                               12,546,690
     1,497,000    EDO Corp. (a)                                      34,251,360
     1,599,500    Triumph Group, Inc. (a)                            67,738,825
                                                                 --------------
                                                                    117,904,948
===============================================================================
Auto Components--1.1%
     1,790,000    American Axle & Manufacturing Holdings, Inc.
                    (d)                                              29,875,100
===============================================================================
Biotechnology--3.1%
     2,607,500    Angiotech Pharmaceuticals, Inc. (e)                22,867,775
       463,400    Applera Corp.--Celera Genomics Group (e)            6,450,528
       129,800    Cephalon, Inc. (e)                                  8,015,150
       547,000    Human Genome Sciences, Inc. (d)(e)                  6,312,380
       268,673    ImmunoGen, Inc. (e)                                   951,102
     2,045,119    Maxygen, Inc. (a)(e)                               16,994,939
     1,211,800    NPS Pharmaceuticals, Inc. (e)                       4,616,958
     1,596,576    Neurogen Corp. (e)                                 10,760,922
     1,682,440    Vical, Inc. (a)(e)                                  8,496,322
                                                                 --------------
                                                                     85,466,076
===============================================================================
Capital Markets--2.2%
       659,700    Knight Capital Group, Inc. Class A (e)             12,006,540
     1,339,800    WP Stewart & Co. Ltd.                              16,693,908
     1,276,200    Waddell & Reed Financial, Inc. Class A             31,585,950
                                                                 --------------
                                                                     60,286,398
===============================================================================
Chemicals--0.5%
       529,300    Valspar Corp.                                      14,079,380
===============================================================================
Commercial Banks--6.5%
       120,600    Banner Corp.                                        4,949,424
     1,861,500    The Colonial BancGroup, Inc.                       45,606,750
       346,700    First Merchants Corp.                               8,199,455
     1,574,000    First Midwest Bancorp, Inc.                        59,638,860
       284,200    Greater Bay Bancorp (d)                             8,017,282
       166,050    MetroCorp Bancshares, Inc.                          3,767,675
       318,200    Mid-State Bancshares                                8,705,952
     1,161,045    Old National Bancorp                               22,175,960
       283,450    Sterling Financial Corp.                            9,192,284
       429,200    Texas Capital Bancshares, Inc. (e)                  8,034,624
                                                                 --------------
                                                                    178,288,266
===============================================================================
Commercial Services & Supplies--3.9%
     5,192,800    Allied Waste Industries, Inc. (d)(e)               58,522,856
     1,008,400    Casella Waste Systems, Inc. (e)                    10,426,856
       943,200    Cornell Cos., Inc. (a)(e)                          16,298,496
       170,600    Heidrick & Struggles International, Inc. (e)        6,141,600
       799,200    Tetra Tech, Inc. (e)                               13,922,064
                                                                 --------------
                                                                    105,311,872
===============================================================================
Communications Equipment--4.5%
     4,730,900    Andrew Corp. (e)                                   43,666,207
       909,700    Dycom Industries, Inc. (d)(e)                      19,558,550
     4,205,183    Extreme Networks Inc. (e)                          15,264,814
     2,936,900    Harmonic Inc. (e)                                  21,586,215
        48,300    Riverbed Technology, Inc. (e)                         941,850
     1,359,400    Tellabs, Inc. (e)                                  14,899,024
     3,725,500    Westell Technologies, Inc. Class A (a)(e)           7,786,295
                                                                 --------------
                                                                    123,702,955
===============================================================================
Construction & Engineering--0.8%
       940,200    Chicago Bridge & Iron Co. NV                       22,621,212
===============================================================================
Containers & Packaging--1.7%
     4,225,400    Smurfit-Stone Container Corp. (d)(e)               47,324,480
===============================================================================
Diversified Consumer Services--1.5%
     2,306,000    Corinthian Colleges, Inc. (d)(e)                   24,927,860
       878,900    Universal Technical Institute, Inc. (e)            15,723,521
                                                                 --------------
                                                                     40,651,381
===============================================================================
Diversified Telecommunication Services--0.1%
       470,042    Vonage Holdings Corp. (d)(e)                        3,233,889
===============================================================================
Electrical Equipment--0.1%
     1,312,200    Global Power Equipment Group, Inc. (d)(e)           2,794,986
===============================================================================
Electronic Equipment & Instruments--2.7%
       588,000    Anixter International, Inc. (d)(e)                 33,204,360
     2,124,900    Ingram Micro, Inc. Class A (e)                     40,713,084
                                                                 --------------
                                                                     73,917,444
===============================================================================
Energy Equipment & Services--3.5%
     2,088,000    Dresser-Rand Group, Inc. (d)(e)                    42,595,200
     1,744,600    Key Energy Services, Inc. (e)                      23,726,560
       925,300    Rowan Cos., Inc.                                   29,267,239
                                                                 --------------
                                                                     95,588,999
===============================================================================
Food & Staples Retailing--0.3%
       251,500    BJ's Wholesale Club, Inc. (e)                       7,338,770
===============================================================================
Food Products--0.5%
       540,600    Smithfield Foods, Inc. (d)(e)                      14,607,012
===============================================================================
Health Care Equipment & Supplies--2.7%
       229,300    Alphatec Holdings, Inc. (e)                         1,290,959
       233,480    Cutera, Inc. (e)                                    6,208,233
     4,216,472    OraSure Technologies, Inc. (a)(e)                  33,900,435
       200,800    Syneron Medical Ltd. (d)(e)                         4,638,480
     1,151,674    Wright Medical Group, Inc. (e)                     27,928,095
                                                                 --------------
                                                                     73,966,202
===============================================================================
Health Care Providers & Services--0.6%
     1,848,200    Hooper Holmes, Inc. (e)                             6,228,434
       252,200    LifePoint Hospitals, Inc. (e)                       8,907,704
                                                                 --------------
                                                                     15,136,138
===============================================================================
Health Care Technology--0.8%
     1,362,206    Emdeon Corp. (e)                                   15,951,432
       692,963    Merge Technologies, Inc. (d)(e)                     4,767,585
                                                                 --------------
                                                                     20,719,017
===============================================================================
Hotels, Restaurants & Leisure--2.0%
       214,800    Ambassadors Group, Inc.                             6,074,544
       331,600    Ambassadors International, Inc.                    10,475,244
       400,643    Bob Evans Farms, Inc. (d)                          12,131,470
       405,000    OSI Restaurant Partners, Inc. (d)                  12,842,550
       773,500    Ryan's Restaurant Group, Inc. (e)                  12,275,445
                                                                 --------------
                                                                     53,799,253
===============================================================================
Household Durables--1.1%
     1,552,900    Furniture Brands International, Inc. (d)           29,567,216
===============================================================================
IT Services--2.8%
     2,456,200    The BISYS Group, Inc. (e)                          26,674,332
     1,893,700    Convergys Corp. (e)                                39,104,905
       138,000    Hewitt Associates, Inc. Class A (e)                 3,347,880
       264,000    Sabre Holdings Corp. Class A                        6,174,960
                                                                 --------------
                                                                     75,302,077
===============================================================================


20      BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

Schedule of Investments (continued)             Master Value Opportunities Trust

        Shares
          Held    Common Stocks                                       Value
===============================================================================
Insurance--4.3%
        78,900    AmerUs Group Co.                               $    5,365,989
        93,900    American National Insurance Co.                    10,883,010
     2,938,200    Conseco, Inc. (d)(e)                               61,672,818
       294,400    HCC Insurance Holdings, Inc.                        9,679,872
        13,659    Harleysville Group Inc.                               477,928
       282,600    IPC Holdings, Ltd.                                  8,596,692
       754,171    Presidential Life Corp.                            16,870,805
       331,200    Scottish Re Group Ltd.                              3,600,144
                                                                 --------------
                                                                    117,147,258
===============================================================================
Internet & Catalog Retail--0.6%
     2,731,920    1-800-FLOWERS.COM, Inc. Class A (a)(e)             14,369,899
        55,200    Shutterfly, Inc. (e)                                  858,360
                                                                 --------------
                                                                     15,228,259
===============================================================================
Internet Software & Services--0.9%
       118,600    DivX, Inc. (d)(e)                                   2,819,122
     3,140,172    SupportSoft, Inc. (a)(e)                           13,722,552
       129,506    Vignette Corp. (e)                                  1,753,511
       945,900    webMethods, Inc. (e)                                7,236,135
                                                                 --------------
                                                                     25,531,320
===============================================================================
Life Sciences Tools & Services--1.3%
       821,000    Affymetrix, Inc. (d)(e)                            17,700,760
       406,200    Charles River Laboratories
                    International, Inc. (d)(e)                       17,633,142
                                                                 --------------
                                                                     35,333,902
===============================================================================
Machinery--2.9%
       581,400    AGCO Corp. (d)(e)                                  14,738,490
       274,700    Kaydon Corp. (d)                                   10,169,394
     1,165,900    Timken Co.                                         34,720,502
     1,401,600    Wabash National Corp. (d)                          19,187,904
                                                                 --------------
                                                                     78,816,290
===============================================================================
Media--3.3%
     2,879,100    The Reader's Digest Association, Inc. Class A
                    (d)                                              37,313,136
       513,200    Scholastic Corp. (e)                               15,986,180
     2,087,900    Valassis Communications, Inc. (d)(e)               36,851,435
                                                                 --------------
                                                                     90,150,751
===============================================================================
Metals & Mining--1.0%
       292,400    Reliance Steel & Aluminum Co.                       9,397,736
       377,800    Steel Dynamics, Inc. (d)                           19,060,010
                                                                 --------------
                                                                     28,457,746
===============================================================================
Multi-Utilities--0.7%
       512,800    OGE Energy Corp.                                   18,517,208
===============================================================================
Multiline Retail--0.4%
       336,300    Dollar Tree Stores, Inc. (d)(e)                    10,411,848
===============================================================================
Oil, Gas & Consumable Fuels--4.3%
       616,100    Cabot Oil & Gas Corp. Class A (d)                  29,529,673
     1,912,600    Denbury Resources, Inc. (e)                        55,274,140
       737,291    Plains Exploration & Production Co. (d)(e)         31,637,157
                                                                 --------------
                                                                    116,440,970
===============================================================================
Paper & Forest Products--0.2%
       158,200    Neenah Paper, Inc. (d)                              5,415,186
===============================================================================
Pharmaceuticals--2.5%
     2,079,700    Medicis Pharmaceutical Corp. Class A (d)           67,278,295
===============================================================================
Real Estate Investment Trusts (REITs)--6.4%
     1,088,700    Brandywine Realty Trust (d)                        35,437,185
     2,429,000    Crescent Real Estate EQT Co.                       52,976,490
     3,793,800    Friedman Billings Ramsey Group, Inc. Class A
                    (d)                                              30,464,214
     1,443,200    Lexington Corporate Properties Trust               30,566,976
        80,300    New Plan Excel Realty Trust                         2,172,115
       593,900    Rayonier, Inc.                                     22,449,420
                                                                 --------------
                                                                    174,066,400
===============================================================================
Road & Rail--2.3%
       283,000    Kansas City Southern (d)(e)                         7,728,730
     1,260,600    RailAmerica, Inc. (e)                              13,765,752
       753,500    Swift Transportation Co., Inc. (d)(e)              17,873,020
       664,700    U.S. Xpress Enterprises, Inc. Class A (a)(e)       15,387,805
       368,621    Vitran Corp., Inc. (e)                              6,819,489
                                                                 --------------
                                                                     61,574,796
===============================================================================
Semiconductors & Semiconductor Equipment--1.5%
       631,900    Actel Corp. (e)                                     9,826,045
     1,837,500    Genesis Microchip Inc. (a)(d)(e)                   21,627,375
       611,000    Zoran Corp. (e)                                     9,824,880
                                                                 --------------
                                                                     41,278,300
===============================================================================
Software--6.1%
     3,872,747    Agile Software Corp. (a)(e)                        25,289,038
     2,174,277    Bottomline Technologies, Inc. (a)(e)               21,220,943
       170,300    CommVault Systems, Inc. (e)                         3,065,400
       617,200    Hyperion Solutions Corp. (e)                       21,281,056
     2,880,500    InterVoice, Inc. (a)(e)                            18,262,370
       415,500    McAfee, Inc. (e)                                   10,163,130
     5,555,900    Novell, Inc. (d)(e)                                34,002,108
       496,900    Progress Software Corp. (e)                        12,919,400
     2,317,271    TIBCO Software, Inc. (e)                           20,809,094
                                                                 --------------
                                                                    167,012,539
===============================================================================
Specialty Retail--3.1%
     1,976,300    Foot Locker, Inc.                                  49,901,575
     1,862,800    RadioShack Corp. (d)                               35,952,040
                                                                 --------------
                                                                     85,853,615
===============================================================================
Textiles, Apparel & Luxury Goods--0.1%
       149,800    Kenneth Cole Productions, Inc. Class A              3,650,626
===============================================================================
Thrifts & Mortgage Finance--3.5%
       255,100    Anchor Bancorp Wisconsin, Inc.                      7,285,656
       544,600    Dime Community Bancshares, Inc.                     8,021,958
       316,000    Fidelity Bankshares, Inc. (d)                      12,327,160
       156,600    FirstFed Financial Corp. (e)                        8,882,352
       572,600    Franklin Bank Corp. (e)                            11,383,288
       996,400    Webster Financial Corp.                            46,940,404
                                                                 --------------
                                                                     94,840,818
===============================================================================
Trading Companies & Distributors--1.0%
     1,151,500    United Rentals, Inc. (e)                           26,772,375
-------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost--$2,359,833,170)--93.7%                   2,555,261,573
===============================================================================

                  Exchange-Traded Funds
===============================================================================
       249,900    iShares Dow Jones US Real Estate Index Fund
                    (d)                                              19,279,785
       346,400    iShares Russell 2000 Index Fund (d)                24,930,408
       128,000    iShares Russell Microcap Index Fund (d)             6,841,600
       358,800    iShares S&P SmallCap 600/BARRA Value
                    Index Fund (d)                                   25,055,004


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006       21

Schedule of Investments (concluded)             Master Value Opportunities Trust

        Shares
          Held    Exchange-Traded Funds                               Value
===============================================================================
       176,300    iShares S&P SmallCap 600 Index Fund (d)        $   10,819,531
       251,600    Powershares Zacks Micro Cap Portfolio (e)           4,121,208
-------------------------------------------------------------------------------
                  Total Exchange-Traded Funds
                  (Cost--$75,465,385)--3.3%                          91,047,536
===============================================================================

                  Warrants (f)(h)
===============================================================================
Capital Markets--1.7%
       943,000    UBS AG (expires 4/30/2007)                         45,858,090
-------------------------------------------------------------------------------
                  Total Warrants (Cost--$47,793,649)--1.7%           45,858,090
===============================================================================

    Beneficial
      Interest    Short-Term Securities
===============================================================================
$   24,081,787    BlackRock Liquidity Series, LLC
                    Cash Sweep Series I, 5.18% (b)(g)                24,081,787
   535,402,379    BlackRock Liquidity Series, LLC
                    Money Market Series, 5.33% (b)(c)(g)            535,402,379
-------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost--$559,484,166)--20.5%                       559,484,166
===============================================================================
Total Investments (Cost--$3,042,576,370*)--119.2%                 3,251,651,365

Liabilities in Excess of Other Assets--(19.2%)                     (524,642,421)
                                                                 --------------
Net Assets--100.0%                                               $2,727,008,944
                                                                 ==============

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...................................         $3,052,723,593
                                                                 ==============
      Gross unrealized appreciation ....................         $  377,541,935
      Gross unrealized depreciation ....................           (178,614,163)
                                                                 --------------
      Net unrealized appreciation ......................         $  198,927,772
                                                                 ==============

(a) Investments in companies (whereby the Trust held 5% or more of the companies' outstanding securities) that are considered to be an affiliate, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

       ---------------------------------------------------------------------------------------------------------------------
                                                Net Share       Purchase          Sales            Realized         Dividend
       Affiliate                                 Activity         Cost            Cost            Gain (Loss)        Income
       ---------------------------------------------------------------------------------------------------------------------
       1-800-FLOWERS.COM, Inc. Class A            861,475     $ 6,854,782      $ 2,144,651      $    (116,131)          +
       Agile Software Corp.                       738,404     $ 6,615,448      $ 3,376,161      $    (274,125)          +
       Bottomline Technologies, Inc.            1,385,977     $13,392,127      $   853,206      $    (182,918)          +
       Cornell Cos., Inc.                        (218,000)    $   217,544      $ 3,415,815      $     420,609           +
       EDO Corp.                                1,243,800     $33,251,409      $   197,804      $     (50,156)       $73,521
       Genesis Microchip, Inc.                  1,837,500     $27,252,250      $ 4,465,004      $    (746,534)          +
       InterVoice, Inc.                         1,520,500     $10,210,695               --                 --           +
       Maxygen, Inc.                             (274,100)             --      $ 3,698,194      $  (1,523,474)          +
       OraSure Technologies, Inc.               1,196,672     $14,569,669      $ 6,056,167      $  (1,480,405)          +
       SupportSoft, Inc.                          719,700     $ 3,069,921               --                 --           +
       Triumph Group, Inc.                       (223,300)    $ 2,665,761      $11,076,025      $   2,872,318        $61,412
       U.S. Xpress Enterprises, Inc. Class A     (402,900)    $ 2,329,719      $ 9,358,425      $   3,960,694           +
       Vical, Inc.                                154,250     $ 1,003,434      $   290,439      $     (80,739)          +
       Westell Technologies, Inc. Class A       1,771,300     $ 5,480,937               --                 --           +
       ---------------------------------------------------------------------------------------------------------------------

      +     Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                       Net              Interest
      Affiliate                                     Activity             Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series I                      $ (3,457,736)          $608,700
      BlackRock Liquidity Series, LLC
        Money Market Series                      $104,539,252           $673,655
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Security, or a portion of security, is on loan.
(e)   Non-income producing security.
(f) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g)   Represents the current yield as of September 30, 2006.
(h) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
o For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report , which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


22      BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

Statement of Assets and Liabilities             Master Value Opportunities Trust

As of September 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (including securities loaned
             of $514,793,483) (identified cost--$2,164,829,489) ............................                        $ 2,376,820,545
            Investments in affiliated securities, at value (identified cost--$877,746,881) .                            874,830,820
            Receivables:
               Securities sold .............................................................    $    35,994,506
               Contributions ...............................................................          3,754,184
               Dividends ...................................................................          2,178,329
               Securities lending ..........................................................             91,559          42,018,578
                                                                                                ---------------
            Prepaid expenses ...............................................................                                 46,534
                                                                                                                    ---------------
            Total assets ...................................................................                          3,293,716,477
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value ......................................                            535,402,379
            Bank overdraft .................................................................                              2,279,696
            Payables:
               Securities purchased ........................................................         23,166,675
               Withdrawals .................................................................          4,566,043
               Investment adviser ..........................................................            991,356
               Other affiliates ............................................................             29,916          28,753,990
                                                                                                ---------------
            Accrued expenses ...............................................................                                271,468
                                                                                                                    ---------------
            Total liabilities ..............................................................                            566,707,533
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .....................................................................                        $ 2,727,008,944
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Investors' capital .............................................................                        $ 2,517,933,949
            Unrealized appreciation--net ...................................................                            209,074,995
                                                                                                                    ---------------
            Net Assets .....................................................................                        $ 2,727,008,944
                                                                                                                    ===============

      See Notes to Financial Statements.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006       23

Statement of Operations                         Master Value Opportunities Trust

For the Six Months Ended September 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (including $134,933 from affiliates and net of $10,221 foreign
             withholding tax) ..............................................................                        $    14,892,827
            Securities lending--net ........................................................                                673,655
            Interest from affiliates .......................................................                                608,700
                                                                                                                    ---------------
            Total income ...................................................................                             16,175,182
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .......................................................    $     6,703,984
            Accounting services ............................................................            268,646
            Custodian fees .................................................................            107,679
            Professional fees ..............................................................             43,491
            Trustees' fees and expenses ....................................................             23,256
            Printing and shareholder reports ...............................................              1,525
            Pricing fees ...................................................................                742
            Other ..........................................................................             36,052
                                                                                                ---------------
            Total expenses .................................................................                              7,185,375
                                                                                                                    ---------------
            Investment income--net .........................................................                              8,989,807
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments (including $2,799,139 from affiliates)--net .....................        158,376,090
               Foreign currency transactions--net ..........................................               (194)        158,375,896
                                                                                                ---------------
            Change in unrealized appreciation on investments--net ..........................                           (285,810,222)
                                                                                                                    ---------------
            Total realized and unrealized loss--net ........................................                           (127,434,326)
                                                                                                                    ---------------
            Net Decrease in Net Assets Resulting from Operations ...........................                        $  (118,444,519)
                                                                                                                    ===============

      See Notes to Financial Statements.


24      BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

Statements of Changes in Net Assets             Master Value Opportunities Trust

                                                                                                  For the Six           For the
                                                                                                  Months Ended        Year Ended
                                                                                                  September 30,        March 31,
Increase (Decrease) in Net Assets:                                                                    2006                2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .........................................................    $     8,989,807     $    18,479,530
            Realized gain--net .............................................................        158,375,896         562,837,108
            Change in unrealized appreciation--net .........................................       (285,810,222)        130,184,338
                                                                                                -----------------------------------
            Net increase (decrease) in net assets resulting from operations ................       (118,444,519)        711,500,976
                                                                                                -----------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Proceeds from contributions ....................................................        254,762,878         553,882,524
            Fair value of withdrawals ......................................................       (471,171,815)     (1,209,469,692)
                                                                                                -----------------------------------
            Net decrease in net assets derived from capital transactions ...................       (216,408,937)       (655,587,168)
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ........................................       (334,853,456)         55,913,808
            Beginning of period ............................................................      3,061,862,400       3,005,948,592
                                                                                                -----------------------------------
            End of period ..................................................................    $ 2,727,008,944     $ 3,061,862,400
                                                                                                ===================================

      See Notes to Financial Statements.

Financial Highlights                            Master Value Opportunities Trust

                                                    For the Six
The following ratios have been                      Months Ended                    For the Year Ended March 31,
derived from information provided                     Sept. 30,    -----------------------------------------------------------------
in the financial statements.                            2006          2006         2005         2004         2003           2002
====================================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------------
  Total investment return ................               (3.83%)@       26.66%        4.48%       58.26%      (27.31%)+       32.13%
                                                    ================================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
  Expenses ...............................                 .51%*          .51%         .50%         .51%         .51%           .52%
                                                    ================================================================================
  Investment income--net .................                 .63%*          .62%         .35%         .42%         .32%           .44%
                                                    ================================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)          $2,727,009     $3,061,862   $3,005,949   $3,189,311   $1,932,417     $3,248,959
                                                    ================================================================================
  Portfolio turnover .....................               35.81%         77.26%       74.31%       80.35%       68.27%         54.14%
                                                    ================================================================================

*     Annualized.
+ FAM fully reimbursed the Trust for a loss on a transaction not meeting the Trust's investment guidelines, which had no impact on total return.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006       25

Notes to Financial Statements                   Master Value Opportunities Trust

1. Significant Accounting Policies:

Master Value Opportunities Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Trust securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs certain pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates will be determined at the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, and protect its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract,


26      BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

Notes to Financial Statements (continued)       Master Value Opportunities Trust

      the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Trust may write put and covered call options and purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Trust may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Trust invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- The Trust is considered as a "pass-through" entity for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Trust's financial statements, if any, is currently being assessed.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(g) Securities lending -- The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006       27

Notes to Financial Statements (continued)       Master Value Opportunities Trust

The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Bank overdraft -- The Trust recorded a bank overdraft reflecting an overnight overdraft, which resulted from an unpaid corporate event.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Trust's net assets at the following annual rates: .50% of the Trust's average net assets not exceeding $1 billion, and ..475% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; and .45% of average daily net assets in excess of $1.5 billion.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend Trust securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of September 30, 2006, the Trust lent securities with a value of $13,035,236 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the six months ended September 30, 2006, MLIM, LLC received $289,734 in securities lending agent fees.

In addition, MLPF&S received $246,199 in commissions on the execution of Trust security transactions for the Trust for the six months ended September 30, 2006.

For the six months ended September 30, 2006, the Trust reimbursed FAM $30,946 for certain accounting services.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

On August 31, 2006, the shareholders of the investors of the Trust approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Manager") a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 74% of the management fee paid to the Manager.

In connection with the closing, MLIM, LLC, the security lending agent, became BlackRock Investment Management, LLC.

Prior to the closing, certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.


28      BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

Notes to Financial Statements (concluded)       Master Value Opportunities Trust

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2006 were $1,016,735,357 and $1,214,986,498, respectively.

4. Short-Term Borrowings:

The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Trust may borrow under the credit agreement to fund Shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the six months ended September 30, 2006.

Officers and Directors/Trustees

Robert C. Doll, Jr., President and Director/Trustee
Donald W. Burton, Director/Trustee
John Francis O'Brien, Director/Trustee
David H. Walsh, Director/Trustee
Fred G. Weiss, Director/Trustee
Donald C. Burke, Vice President and Treasurer
R. Elise Baum, Vice President and Portfolio Manager
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Pre Transaction
(Until September 29, 2006)
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Post Transaction
(After September 29, 2006)
PFPC Inc.
Wilmington, DE 19809


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006       29

Disclosure of Investment Advisory Agreement

Disclosure of FAM Management Agreements

The Board of Directors of the Fund and the Board of Trustees of the Trust (the "Boards") met in August 2006 to consider approval of the Fund's and the Trust's investment advisory agreements with Fund Asset Management, L.P., the Fund's and the Trust's investment adviser at that time ("FAM").

Activities and Composition of the Boards

All but one member of the Boards is an independent director/trustee whose only affiliation with FAM or other Merrill Lynch affiliates was as a director/trustee of the Fund and the Trust and as a trustee or director of certain other funds advised by FAM or its affiliates. The Chairman is an independent director/trustee. New director/trustee nominees are chosen by a Nominating Committee comprised entirely of independent directors/trustees. All independent directors/trustees also are members of each Board's Audit Committee, and the independent directors/trustees meet in executive session at each in-person Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors/trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent directors'/trustees' request.

FAM Investment Advisory Agreements -- Matters Considered by the Boards

Every year, the Boards consider approval of the Fund's and the Trust's investment advisory agreements. The Boards assess the nature, scope and quality of the services provided to the Fund and the Trust by the personnel of the investment adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Boards also receive and assess information regarding the services provided to the Fund and the Trust by certain unaffiliated service providers.

At various times throughout the year, the Boards also consider a range of information in connection with their oversight of the services provided by the investment adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the investment adviser and its affiliates by the Fund and/or the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Fund/Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's/Trust's investment objective, policies and restrictions, and the Fund's/Trust's compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the investment adviser and its affiliates.

The Boards noted their view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. The Boards also noted their view of FAM as financially sound and well managed and noted FAM's affiliation with one of America's largest financial firms. The Boards work closely with the investment adviser in overseeing the investment adviser's efforts to achieve good performance. As part of this effort, the Boards discuss portfolio manager effectiveness and, when performance is not satisfactory, discuss with the investment adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Boards -- In the period prior to the Board meeting to consider renewal of the investment advisory agreements, the Boards request and receive materials specifically relating to the investment advisory agreements. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund and the Trust as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's/Trust's portfolio management team of investment strategies used by the Fund/Trust during its most recent fiscal year; (d) information on the profitability to the investment adviser and its affiliates of the investment advisory agreements and other relationships with the Fund and the Trust; and (e) information provided by the investment adviser concerning investment advisory fees charged to other clients, such as retail insurance funds, retail offshore funds and institutional clients, under similar investment mandates. The Boards also consider other matters they deem important to the approval process, such as payments made to the investment adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund/Trust portfolio holdings, allocation of Fund/Trust brokerage fees (including the related benefits to the investment adviser of "soft dollars"), the Fund's/Trust's portfolio turnover statistics, and direct and indirect benefits to the investment adviser and its affiliates from their relationship with the Fund and the Trust. The Boards did not identify any particular information as controlling, and each member of the Boards attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's and the Trust's investment advisory agreements with FAM (the "FAM Investment Advisory Agreements") in August 2006, the independent directors'/trustees' and Boards' review included the following:


30      BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

Services Provided by the Investment Adviser -- The Boards reviewed the nature, extent and quality of services provided by FAM, including the investment advisory services and the resulting performance of the Fund and the Trust. The Boards focused primarily on FAM's investment advisory services and the Fund's/Trust's investment performance. The Boards compared Fund/Trust performance -- both including and excluding the effects of the Fund's/Trust's fees and expenses -- to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Boards review performance data at least quarterly, consistent with the investment adviser's investment goals, the Boards attach more importance to performance over relatively long periods of time, typically three to five years. For the periods ended May 31, 2006, the Boards noted that the Fund's/Trust's performance after fees and expenses ranked in the first quintile for the one-year period, the fourth quintile for the three-year period and the fifth quintile for the five-year period. Considering these factors, the Boards concluded that the Fund's/Trust's performance supported the continuation of the FAM Investment Advisory Agreements, but determined to monitor the Fund's/Trust's performance closely to ensure that the Fund's/Trust's recent improvement continued.

FAM's Personnel and Investment Process -- The Boards reviewed the Fund's/Trust's investment objectives and strategies. The Boards discussed with FAM's senior management responsible for investment operations and the senior management of FAM's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Boards considered the size, education and experience of FAM's investment staff, its use of technology, and FAM's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed FAM's compensation policies and practices with respect to the Fund's/Trust's portfolio managers. The Boards also considered the experience of the Fund's/Trust's portfolio managers and noted that Ms. Baum, the Fund's/Trust's senior portfolio manager, has more than ten years of portfolio management experience. Moreover, the Boards considered the extensive experience of FAM and its investment staff in analyzing and managing the types of investments used by the Fund and the Trust. The Board concluded that the Fund and the Trust benefit from that expertise.

Management Fees and Other Expenses -- The Boards reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. The Boards also compared the Fund's/Trust's total expenses to those of other comparable funds. The Boards considered the services provided to and the fees charged by FAM to other types of clients with similar investment mandates, including a retail insurance fund, a retail offshore fund and an institutional client. The Boards noted that the fees charged for these accounts exceeded those being charged to the Fund/Trust. The Boards noted that the Fund's/Trust's actual management fee rate was lower than the median of actual management fee rates charged by comparable funds, as classified by Lipper, and the Fund's/Trust's total expenses were slightly lower than the median of total expenses for comparable funds. The Boards concluded that the Fund's/Trust's management fee rate and overall expense ratio were acceptable when compared to those of other comparable funds.

Profitability -- The Boards consider the cost of the services provided to the Fund and the Trust by the investment adviser and the investment adviser's and its affiliates' profits relating to the management and distribution of the Fund and the Trust and the funds advised by the investment adviser and its affiliates. As part of its analysis, the Boards reviewed FAM's methodology in allocating its costs to the management of the Fund and the Trust and concluded that there was a reasonable basis for the allocation. The Boards concluded that the profits of FAM and its affiliates were acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Boards considered the extent to which economies of scale might be realized as the assets of the Fund and the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and the Trust to participate in these economies of scale. The Board concluded that the Fund's management fee, which includes a series of breakpoints, appropriately allows shareholders to participate in the benefit of economies of scale. The Boards also considered FAM's agreement to waive the Fund's advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Trust. The Boards determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion -- After the independent directors/trustees deliberated in executive session, the entire Board of each of the Fund and the Trust, including all of the independent directors/trustees, approved the renewal of the existing FAM Investment Advisory Agreements, concluding that the advisory fees were reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006       31

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

BlackRock Value Opportunities Fund, Inc. is a "feeder" fund that invests all its assets in the Master Value Opportunities Trust, which has the same investment objectives and strategies as the Fund. All investments are made at the Trust level.

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Board of Trustees of the Trust considered and approved a new investment advisory agreement between the Trust and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the Trust's BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the Trust's investment advisory agreement with the Previous Investment Adviser.

In addition, in connection with the Transaction, the Board of Directors of the Fund considered and approved a new investment advisory agreement between the Fund and BlackRock Advisors (together with the new advisory agreement for the Trust, the "BlackRock Investment Advisory Agreements"). The Fund's shareholders subsequently approved the Fund's BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the Fund's investment advisory agreement with the Previous Investment Adviser (together with the Trust's investment advisory agreement with the Previous Investment Adviser, the "Previous Investment Advisory Agreements").

The Boards discussed the BlackRock Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. The Boards, including the independent directors/trustees, approved the BlackRock Investment Advisory Agreements at in-person meetings held on May 8, 2006.

To assist the Boards in their consideration of the BlackRock Investment Advisory Agreements, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreements. The additional information was provided in advance of the May 8, 2006 meetings. In addition, the independent directors consulted with their counsel and counsel for the Fund and the Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At the Board meetings, the directors/trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors/trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/trustees met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreements.

In connection with the Boards' review of the BlackRock Investment Advisory Agreements, Merrill Lynch and/or BlackRock advised the Boards about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and the Trust and their shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that the Fund and the Trust were expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so


32      BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006
      in the future, it would seek the approval of each Board before making any changes;

o that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

o that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;

o that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund or Trust shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund and Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the BlackRock Investment Advisory Agreements, including the fact that the schedule of the Fund's/Trust's total advisory fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

o that in August 2005, each Board had performed a full annual review of each respective Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund/Trust; and that the advisory and/or management fees paid by the Fund/Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors/trustees had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of the Fund and Trust in connection with the Board's consideration of the BlackRock Investment Advisory Agreements and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreements and as a result the Fund and the Trust would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreements.

Certain of these considerations are discussed in more detail below.

In their review of the BlackRock Investment Advisory Agreements, the Boards assessed the nature, quality and scope of the services to be provided to the Fund and the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In their review of the BlackRock Investment Advisory Agreement, the Boards also considered a range of information in connection with their oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were:


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006       33

(a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and the Trust; (b) Fund and Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and the Trust's investment objective, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Previous Investment Advisory Agreements, the Boards had requested and received materials specifically relating to the Previous Investment Advisory Agreements. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreements and other payments received by the Previous Investment Adviser and its affiliates from the Fund and the Trust; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of the Trust's portfolio holdings, allocation of Trust brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund and the Trust.

In their deliberations, the Boards considered information received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreements, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreements. The directors/trustees did not identify any particular information that was all-important or controlling, and each director/trustee attributed different weights to the various factors. The directors/trustees made their determinations separately in respect of the Fund and the Trust. The Boards, including a majority of each Board's independent directors/trustees, concluded that the terms of the BlackRock Investment Advisory Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Trust, and that the BlackRock Investment Advisory Agreements should be approved and recommended to Fund/Trust shareholders.

Nature, Quality and Extent of Services Provided -- Each Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund and the Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Previous Investment Adviser's investment advisory services and the investment performance of the Fund and the Trust, but also considered certain areas in which both the Previous Investment Adviser and the Fund/Trust received services as part of the Merrill Lynch complex. The Boards compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreements, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund and the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund or the Trust.

Each Board was given information with respect to the potential benefits to the Fund and the Trust and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The Boards were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and the Trust would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The Boards were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of


34      BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

Merrill Lynch and of BlackRock, the directors/trustees determined that the nature and quality of services to be provided to the Fund/Trust under the BlackRock Investment Advisory Agreements were expected to be as good as or better than that provided under the Previous Investment Advisory Agreements. The directors/trustees were advised that BlackRock Advisors did not plan to change the Fund's/Trust's portfolio management team upon the closing of the transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors/trustees noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, each Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund/Trust under the BlackRock Investment Advisory Agreements.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreements, the Boards had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in the Fund's Lipper category. Each Board also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund/Trust. The Boards also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. Each Board concluded that the Fund's/Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreements, the Boards considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that each BlackRock Investment Advisory Agreement, as well as a new administration agreement between the Fund and BlackRock Advisors as administrator, is substantially similar to its corresponding previous agreement in all material respects, including the rate of compensation, the Boards determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The Boards noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund and the Trust.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund and the Trust. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Fund's/Trust's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and the Trust to participate in these economies of scale. Each Board determined that changes were not currently necessary and that the Fund and the Trust appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreements and new administrative agreement are substantially similar to the Previous Investment Advisory Agreement and the Fund's administrative agreement with the Previous Investment Adviser (the "FAM Administrative Agreement") in all material respects, including the rates of compensation, each Board determined that as a result of the Transaction, the Fund's/Trust's total advisory and administrative fees would be no higher than the fees under the Previous


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006       35

Disclosure of New Investment Advisory Agreement (concluded)

Investment Advisory Agreement and the FAM Administrative Agreement. Each Board noted that in conjunction with the Boards' most recent deliberations concerning the Previous Investment Advisory Agreements, the directors/trustees had determined that the total fees for advisory and administrative services for the Fund and the Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Investment Advisory Agreements, the Boards had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that because the rates for advisory and administrative fees for the Fund/Trust would be no higher than the fee rates in effect at the time, the proposed management fee structures, including any fee waivers, were reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreements, each Board considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreements. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreements, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors/trustees determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Trust's portfolio transaction brokerage commissions. The directors/trustees also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. Each Board noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance -- Each Board considered investment performance for the Fund and the Trust. Each Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Boards review performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, each Board attaches more importance over relatively long periods of time, typically three to five years. The directors/trustees believed the Fund's performance was satisfactory. Also, each Board took into account the investment performance of funds advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Boards noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund and the independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/trustees, approved the BlackRock Investment Advisory Agreements, concluding that the advisory fee rate was reasonable in relation to the services provided and that each BlackRock Investment Advisory Agreement was in the best interests of the Fund's/Trust's shareholders. In approving the BlackRock Investment Advisory Agreements, each Board noted that it anticipated reviewing the continuance of the agreements in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 16-17, 2006, the Board of Directors of the Fund, including the independent directors, and the Board of Trustees of the Trust, including the independent trustees, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreements became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 74% of the advisory fee received by BlackRock Advisors from the Trust. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund or Trust expenses as a result of the BlackRock Sub-Advisory Agreement.


36      BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, each Board reviewed its considerations in connection with its approval of the BlackRock Investment Advisory Agreements in May 2006. The Boards relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreements. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Boards noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's and the Trust's operations and administration, and the Sub-Adviser provides advisory services to the Fund/Trust and is responsible for the day-to-day management of the Fund's/Trust's portfolio under the BlackRock Sub-Advisory Agreement. The Boards also took into account the fact that there is no increase in total advisory fees paid by the Fund or the Trust as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 74% of the advisory fee paid by the Trust to BlackRock Advisors.

After the independent directors of the Fund and the independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/ trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of Fund/Trust shareholders.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006       37

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)    Log into your account


38      BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


        BLACKROCK VALUE OPPORTUNITIES FUND, INC.     SEPTEMBER 30, 2006       39

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Value Opportunities Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK
                                                                     #10253-9/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities
    Trust

Date: November 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities
    Trust

Date: November 17, 2006


By: /s/ Donald C. Burke,
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities
    Trust

Date: November 17, 2006